EXHIBIT 99.1

NEWS RELEASE

Investors and Media Contacts:
Bill Horning / Nate Purpura
925.658.6193 / 925.658.6247

THE PMI GROUP, INC. REPORTS

FOURTH QUARTER AND YEAR END 2007 FINANCIAL RESULTS

Walnut Creek, CA, March 17, 2008 - The PMI Group, Inc. (NYSE: PMI) (the “Company”) today reported a net loss for the full year 2007 of $915.3 million, or $10.81 per basic and diluted1 share. Net income for the full year 2006 was $419.7 million, or $4.57 per diluted share. The net loss for the fourth quarter 2007 was $1.0 billion or $12.51 per basic and diluted share1, compared to net income in the fourth quarter 2006 of $100.5 million, or $1.19 per diluted share. The net loss for the fourth quarter of 2007 was primarily due to our equity in the losses from FGIC of $776.1 million (after tax) and a net loss of $236.0 million in the U.S. Mortgage Insurance Operations due to increases in paid claims, loss adjustment expenses and additions to the reserve for losses (collectively “Losses and LAE”).

Key results include:

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U.S. Mortgage Insurance Operations[2] — The net loss was $236.0 million in the fourth quarter of 2007. During the fourth quarter, the Company added $434.8 million to the reserves for losses and loss adjustment expenses and paid $114.5 million in claims. Total revenues in the fourth quarter increased by approximately 9% compared to the fourth quarter of 2006, driven by strong growth in net premiums written and earned. Insurance in force at the end of 2007 was $123.6 billion, representing a 20% increase from one year ago.

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International Operations[3] — PMI Australia posted net income of $17.8 million in the fourth quarter of 2007 on higher premiums earned and net investment income, partially offset by higher Losses and LAE. Losses and LAE increased in the fourth quarter of 2007 to $29.4 million from $17.8 million in the fourth quarter 2006 due primarily to higher claim rates. PMI Europe reported a net loss of $29.6 million in the fourth quarter 2007, primarily as a result of increased Losses and LAE of $22.1 million and an unrealized $8.4 million (pre-tax) mark-to-market loss on credit default swaps related to European prime mortgage risks due to widening credit spreads. PMI Asia reported net income of $2.9 million fueled by strong growth in reinsurance premiums written compared to the fourth quarter 2006.

[1]	Due to the net loss in the fourth quarter 2007, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.
[2]	“U.S. Mortgage Insurance Operations” includes the results of PMI Mortgage Insurance Co. (PMI), affiliated U.S. reinsurance companies and equity in earnings from CMG Mortgage Insurance Company (CMG MI).
[3]	“International Operations” includes the results of PMI Australia, PMI Europe, PMI Asia and PMI Canada.

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Financial Guaranty[4] — equity in losses from FGIC for the fourth quarter of 2007 were $776.1 million (after tax), as a result of higher Losses and LAE and an unrealized mark-to-market loss related to its credit derivative portfolio. During the fourth quarter, the Company recorded an other than temporary impairment of its investment in Ram Re of $38.5 million (pre-tax).

Consolidated Operating Results

Consolidated net premiums written for the fourth quarter and full year totaled $263.5 million and $1.0 billion, respectively, compared with $235.5 million and $861.6 million for the same periods one year ago. The year over year increase was primarily due to increases in new insurance written in the U.S. Mortgage Insurance Operations and an increase in International Operations’ net premiums written combined with favorable Australian foreign exchange rates.

Consolidated premiums earned for the fourth quarter and full year were $259.6 million and $995.2 million, respectively, compared with $225.7 million and $860.5 million for the same periods one year ago. The increases were due primarily to new insurance written, improved persistency and larger loan sizes in the U.S. Mortgage Insurance Operations.

Consolidated losses and LAE for the fourth quarter and full year were $574.7 million and $1.2 billion, respectively, compared with $90.5 million and $302.9 million for the same periods last year. The increases were primarily a result of higher Losses and LAE in our U.S. Mortgage Insurance Operations as a result of the significant deterioration of the U.S. housing, mortgage and capital markets.

Consolidated reserve for losses and LAE totaled $1.2 billion as of December 31, 2007 compared with $770.4 million as of September 30, 2007 and $414.7 million as of December 31, 2006. Reserves for losses and LAE in the U.S. Mortgage Insurance Operations increased $434.8 million in the fourth quarter of 2007 primarily due to an increase in notices of default, increased claim rates and larger claim sizes. PMI Australia’s reserve for losses and LAE increased $13.8 million in the fourth quarter of 2007 principally due to higher claim rates and claim sizes.

Consolidated other underwriting and operating expenses for the fourth quarter and full year were $56.7 million and $229.8 million, respectively, compared with $68.0 million and $237.0 million for the same periods one year ago.

[4]	“Financial Guaranty” includes PMI Guaranty Co. (PMI Guaranty) and our equity investments in Financial Guaranty Insurance Company, Inc. (FGIC) and Ram Reinsurance Company Ltd. (RAM Re).

The PMI Group, Inc. Fourth Quarter Results by Segment
	Fourth Quarter Total Revenues		Fourth Quarter Net (Loss) Income
(Dollars in millions, except per share data)	2007	2006	2007	2006
U.S. Mortgage Insurance Operations	$231.9	$212.2	$(236.0)	$77.2
International Operations	68.0	61.5	(10.1)	20.0
Financial Guaranty[6]	(35.8)	2.0	(766.2)	28.4
Corporate and Other[5]	17.4	6.2	(2.1)	(25.1)

Consolidated Total	$281.5	$281.9	$(1,014.9)	$100.5

Diluted Net (Loss) Income Per Share[1]			$(12.51)	$1.19
Book Value Per Share			$30.98	$41.14

May not total due to rounding.

n.m. – Not meaningful.

The PMI Group, Inc. Full Year Results by Segment
	Full Year Ended December 31 Total Revenues		Full Year Ended December 31 Net (Loss) Income
(Dollars in millions, except per share data)	2007	2006	2007	2006
U.S. Mortgage Insurance Operations	$916.0	$797.6	$(190.8)	$290.3
International Operations	265.0	248.6	55.0	103.5
Financial Guaranty	(28.0)	2.0	(731.7)	97.3
Corporate and Other[2]	32.2	30.5	(47.8)	(71.4)

Consolidated Total	$1,185.2	$1,078.7	$(915.3)	$419.7

Diluted Net (Loss) Income Per Share			$(10.81)	$4.57

May not total due to rounding.

n.m. – Not meaningful.

Segment Highlights

U.S. Mortgage Insurance Operations

•

The net loss totaled $236.0 million for the fourth quarter of 2007 compared with net income of $77.2 million in the fourth quarter of 2006. The net loss in the fourth quarter was due primarily to higher Losses and LAE and an impairment of the deferred policy acquisition asset, partially offset by higher premiums earned and lower other underwriting and operating expenses.

•

Net premiums written in the fourth quarter of 2007 increased by 14.0% to $200.3 million from $175.7 million in the fourth quarter of 2006. The increase was due primarily to increases in insurance in force driven by new insurance written and higher persistency.

•	The primary persistency rate increased to 75.5% in the fourth quarter of 2007 compared with 69.6% in the fourth quarter of 2006.

•

Losses and LAE in the fourth quarter of 2007 were $520.6 million compared with $72.0 million in the fourth quarter of 2006 driven by an increase in notices of default, increased claim rates and larger claim sizes.

•

Total claims paid increased to $114.5 million for the fourth quarter of 2007 compared with $61.4 million in the fourth quarter of 2006 driven by an increase in the claim rates and larger average claim sizes.

•

After tax equity in earnings from CMG MI for the fourth quarter of 2007 was $2.3 million, compared with $3.3 million for the same period of 2006. The decline in equity in earnings was primarily driven by higher

[5]	The “Corporate and Other” segment primarily consists of the holding company, contract underwriting operations and intercompany eliminations.

Losses and LAE partially offset by higher premiums earned. CMG MI’s insurance in force grew to $18.9 billion, persistency increased to 81.6% and the primary default rate was 1.42%.

International Operations

•

PMI Australia reported net income of $17.8 million for the fourth quarter of 2007 compared with net income of $13.8 million for the fourth quarter of 2006. The increase in net income was due primarily to increased premiums earned and net investment income partially offset by higher Losses and LAE. The fourth quarter of 2007 addition to reserves for losses and LAE was $13.8 million bringing the total reserves for losses and LAE to $65.1 million. Claims paid for the fourth quarter totaled $14.9 million.

•

PMI Europe reported a net loss of $29.6 million in the fourth quarter of 2007 compared with net income of $3.5 million for the same period a year ago. The decrease was due primarily to higher Losses and LAE and, to a lesser extent, an unrealized $8.4 million (pre-tax) negative mark-to-market adjustment on credit default swaps related to European prime mortgage risks due to widening credit spreads.

•	PMI Asia’s net income in the fourth quarter of 2007 totaled $2.9 million compared with $2.7 million for the same period a year ago.

Financial Guaranty

•

After tax equity in losses from FGIC for the fourth quarter of 2007 totaled $776.1 million compared with after tax equity in earnings of $25.9 million for the same period a year ago. The loss in the fourth quarter of 2007 was primarily due to Losses and LAE from its structured finance portfolio and an unrealized mark-to-market loss related to its credit derivative portfolio due to widening credit spreads. Following equity in losses from FGIC in the third and fourth quarters, the Company’s carrying value of its investment as of December 31, 2007 was $103.6 million.

•

After tax equity in losses from RAM Re for the fourth quarter of 2007 was $2.3 million compared with after tax equity in earnings of $1.9 million for the same period one year ago. As RAM Re reports on a one quarter lag, PMI’s share of their third quarter 2007 loss is accounted for in the fourth quarter. The Company also recorded a partial impairment of $38.5 million (pre-tax) of its investment in RAM Re. After impairment, the carrying value of our investment in RAM Re as of December 31, 2007 was $60.0 million.

•

A valuation allowance of approximately $168.1 million was established against a $214.3 million deferred tax asset associated with our investment in FGIC and RAM Re. The deferred tax asset is created upon the recognition of losses from FGIC and RAM Re in excess of our tax basis with respect to our investment in those companies. The Company did not record a full valuation against the deferred tax asset, as it is management’s expectation that some portion of the tax benefit will be realized. The deferred tax benefit of $46.2 million is not included in the after tax equity in losses discussed above.

•	PMI Guaranty, which began operations in the fourth quarter of 2006, reported a net loss of $0.8 million in the fourth quarter of 2007.

Corporate and Other

•

The Corporate and Other segment reported a net loss of $2.1 million for the fourth quarter of 2007 compared with a net loss of $25.1 million for the same period a year ago. The decrease in the net loss for the fourth quarter of 2007 compared with the fourth quarter of 2006 was due to higher net realized investment gains, a reversal of an impairment charge related to the sale of our investment in SPS and lower other underwriting and operating expenses and interest expense.

Supplemental Financial Information

•	The PMI Group, Inc.’s Fourth Quarter 2007 Financial Supplement can be found at www.pmigroup.com under Investor Relations.

ABOUT THE PMI GROUP, INC.

The PMI Group, Inc. (NYSE: PMI), headquartered in Walnut Creek, CA, is an international provider of credit enhancement products that promote homeownership and facilitate mortgage transactions in the capital markets. Through its wholly owned subsidiaries and unconsolidated strategic investments, the company offers residential mortgage insurance and credit enhancement products domestically and internationally, financial guaranty insurance, and financial guaranty reinsurance. Through its subsidiaries, The PMI Group, Inc. is one of the world’s largest providers of private mortgage insurance with operations in the United States, Australia and New Zealand, Canada and the European Union, as well as one of the largest providers of mortgage guaranty reinsurance in Hong Kong. For more information: www.pmigroup.com.

Cautionary Statement: Statements in this earnings release that are not historical facts, and that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Risks and uncertainties that could affect the Company are discussed in our Form 10-K for the year ended December 31, 2007 and include changes in economic conditions such as interest rates, home values, employment rates and refinance activity. We undertake no obligation to update forward-looking statements.

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THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
	(Unaudited)		(Audited)
	(Dollars in thousands, except per share data)
Net premiums written	$263,485	$235,468	$1,040,236	$861,614

Revenues
Premiums earned	$259,640	$225,743	$995,172	$860,530
Net (loss) income from credit default swaps	(9,483)	2,687	(14,447)	7,431
Net investment income	54,836	49,740	214,002	195,301
Net realized investment (losses) gains	(1,341)	1,135	1,045	2,756
Impairment of unconsolidated subsidiary	(38,499)	—	(38,499)	—
Settlement gain on unconsolidated subsidiary	12,670	—	12,670	—
Other income	3,660	2,610	15,221	12,710

Total revenues	281,483	281,915	1,185,164	1,078,728

Losses and expenses
Losses and loss adjustment expenses	574,680	90,532	1,203,004	302,936
Amortization of deferred policy acquisition costs	53,408	16,293	104,885	68,358
Other underwriting and operating expenses	56,734	67,981	229,793	236,973
Interest expense	8,383	12,323	33,398	38,055

Total losses and expenses	693,205	187,129	1,571,080	646,322

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(411,722)	94,786	(385,916)	432,406
Equity in (losses) earnings from unconsolidated subsidiaries	(791,155)	35,906	(741,500)	127,309

(Loss) income before income taxes	(1,202,877)	130,692	(1,127,416)	559,715
Income tax (benefit) expense	(188,458)	30,242	(212,090)	140,064
Net (loss) income	$(1,014,419)	$100,450	$(915,326)	$419,651

Diluted net (loss) income per share	$(12.51)	$1.19	$(10.81)	$4.57

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2007		December 31, 2006
	(Audited)		(Audited)
	(Dollars in thousands, except per share data)
Assets
Investments	$3,729,151		$3,244,058
Cash and cash equivalents	427,912		506,082
Investments in unconsolidated subsidiaries	309,800		1,100,387
Property, equipment and software, net of accumulated depreciation and amortization	161,762		174,128
Other assets	441,815		292,900

Total assets	$5,070,440		$5,317,555

Liabilities
Reserve for losses and loss adjustment expenses	$1,242,599		$414,736
Unearned premiums	611,247		520,264
Debt	496,593		496,593
Other liabilities	207,039		317,372

Total liabilities	2,557,478		1,748,965
Shareholders’ equity	2,512,962		3,568,590

Total liabilities and shareholders’ equity	$5,070,440		$5,317,555

Basic shares issued and outstanding	81,120		86,747

Book value per share	$30.98		$41.14

Note: Please refer to The PMI Group, Inc. Fourth Quarter 2007 Financial Supplement for additional information.

The PMI Group, Inc.

Fourth Quarter 2007
Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 2007 Notes to Financial Results and Statistical Information:

(1)	U.S. Mortgage Insurance Operations include the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are included under the equity method of accounting in equity in earnings from unconsolidated subsidiaries.

(2)	International Operations include PMI Australia, PMI Europe, PMI Asia and PMI Canada. PMI Canada began offering residential mortgage insurance products to Canadian lenders and mortgage originators in the second quarter of 2007.

(3)	Financial Guaranty represents PMI Guaranty Co. (“PMI Guaranty”) and our equity investments in FGIC Corporation and RAM Reinsurance Company, Ltd. (“RAM Re”).

(4)	The Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.; investment income, interest expense, intercompany eliminations and corporate expenses of The PMI Group, Inc. (the “Company”); the results of Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation and equity in earnings from certain limited partnerships.

(5)	For the quarter and year ended December 31, 2007, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include FGIC Corporation, CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re, and certain limited partnership interests.

(6)	Other underwriting and operating expenses from the Corporate and Other segment include charges of $2.6 million and $16.1 million (pre-tax) or $1.7 million and $11.5 million (after tax) for stock option expenses and related share-based compensation expenses in the fourth quarter and year ended December 31, 2007, respectively, compared to $2.3 million and $12.2 million (pre-tax) or $1.8 million and $9.4 million (after tax) for the corresponding periods in 2006.

(7)	The expense ratio is expressed as a ratio, of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses to net premiums written. The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) to premiums earned.

(8)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations.

(9)	The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only.

(10)	During the fourth quarter of 2007, the Company did not repurchase any common shares. The total shares repurchased in 2007 include the final delivery of 436,152 shares under the $345 million accelerated share repurchase program.

(11)	Interest expense in our Financial Guaranty segment relates to a $50 million surplus note provided to PMI Guaranty by the Company. The surplus note bears interest at an annual rate of 5.85% and is due October 20, 2026. The surplus note and the interest expense are eliminated in the Corporate and Other segment.

(12)	For the first half of 2006, PMI Asia’s income statements represent the results of PMI’s Hong Kong Branch.

(13)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as recent period end in the total column.

(14)	Due to the net loss in this quarter and year, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(15)	The Company realized an other-than-temporary impairment of $38.5 million due to continuing deterioration of the credit market and declines in RAM Re’s share price.

(16)	On October 4, 2005, the Company sold to Credit Suisse First Boston (USA), Inc. its equity ownership interest in SPS Holding Corp. (“SPS”). The Company has received cash payments of $5.4 million during 2007 from the residual interest in SPS mortgage servicing assets. Based on the settlement agreement dated January 25, 2008, the Company recorded a $12.7 million of settlement gain.

(17)	Claim severity is, for a given period, claims paid as a percentage of the total risk in force of loans for which claims were paid.

(18)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
	(Unaudited)		(Audited)
	(Dollars and shares, except per share data, in thousands)
Net premiums written	$263,485	$235,468	$1,040,236	$861,614

Revenues
Premiums earned	$259,640	$225,743	$995,172	$860,530
Net (loss) income from credit default swaps	(9,483)	2,687	(14,447)	7,431
Net investment income	54,836	49,740	214,002	195,301
Net realized investment (losses) gains	(1,341)	1,135	1,045	2,756
Impairment of unconsolidated subsidiary (15)	(38,499)	—	(38,499)	—
Settlement gain on sale of unconsolidated subsidiary (16)	12,670	—	12,670	—
Other income	3,660	2,610	15,221	12,710

Total revenues	281,483	281,915	1,185,164	1,078,728

Losses and expenses
Losses and loss adjustment expenses	574,680	90,532	1,203,004	302,936
Amortization of deferred policy acquisition costs	53,408	16,293	104,885	68,358
Other underwriting and operating expenses (6)	56,734	67,981	229,793	236,973
Interest expense	8,383	12,323	33,398	38,055

Total losses and expenses	693,205	187,129	1,571,080	646,322

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(411,722)	94,786	(385,916)	432,406
Equity in (losses) earnings from unconsolidated subsidiaries (5)	(791,155)	35,906	(741,500)	127,309

(Loss) income before income taxes	(1,202,877)	130,692	(1,127,416)	559,715
Income tax (benefit) expense	(188,458)	30,242	(212,090)	140,064

Net (loss) income	$(1,014,419)	$100,450	$(915,326)	$419,651

Diluted net (loss) income per share	$(12.51)	$1.19	$(10.81)	$4.57

Reconciliation of (losses) earnings per share
Net (loss) income	$(1,014,419)	$100,450	$(915,326)	$419,651
Plus: Interest expense on contingently convertible debt, net of income taxes	—	24	—	4,752

Net (loss) income adjusted for diluted earnings per share calculation	$(1,014,419)	$100,474	$(915,326)	$424,403

Share data:
Basic weighted average common shares outstanding	81,120	83,275	84,645	86,478
Stock options and other dilutive components (14)	—	1,140	—	1,192
Common stock equivalent shares related to contingently convertible debt (14)	—	122	—	5,196

Diluted weighted average common shares outstanding (14)	81,120	84,537	84,645	92,866

Share repurchase data:
Common shares repurchased (10)	—	907	6,684 *	11,397

Average price paid per common share repurchased (including commissions)	$—	$44.11	$34.41 *	*

*	In May 2007, upon completion of the $345 million accelerated share repurchase program, The Company received the final delivery of 436,152 common shares bringing the total received under the program to 7,624,700 shares. The average price paid per common share upon completion of this program was $45.25 per common share.

THE PMI GROUP, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
	December 31,	December 31,
	2007	2006
	(Audited)	(Audited)
	(Dollars and shares, except per share data in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$3,266,693	$2,826,853
Equity securities:
Common	159,936	162,263
Preferred	299,630	248,761
Short term investments	2,892	6,181

Total investments	$3,729,151	$3,244,058
Cash and cash equivalents	427,912	506,082
Investments in unconsolidated subsidiaries (5)	309,800	1,100,387
Property, equipment and software, net of accumulated depreciation and amortization	161,762	174,128
Other assets	441,815	292,900

Total assets	$5,070,440	$5,317,555

Liabilities
Reserve for losses and loss adjustment expenses	$1,242,599	$414,736
Unearned premiums	611,247	520,264
Debt	496,593	496,593
Other liabilities	207,039	317,372

Total liabilities	2,557,478	1,748,965
Shareholders’ equity
Common stock	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	2,196,692	3,303,317
Accumulated other comprehensive income, net of deferred taxes	315,077	264,080

Total shareholders’ equity	2,512,962	3,568,590

Total liabilities and shareholders’ equity	$5,070,440	$5,317,555

Basic shares issued and outstanding	81,120	86,747

Book value per share	$30.98	$41.14

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED DECEMBER 31, 2007 AND 2006

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	Three Months Ended December 31, 2007 (Unaudited)
	(Dollars in thousands)
Net premiums written	$200,253	$62,817	$396	$19	$263,485

Revenues
Premiums earned	$206,254	$52,940	$436	$10	$259,640
Net loss from credit default swaps	—	(9,483)	—	—	(9,483)
Net investment income	27,281	23,905	2,250	1,400	54,836
Net realized investment (losses) gains	(1,526)	183	3	(1)	(1,341)
Impairment of unconsolidated subsidiary (15)	—	—	(38,499)	—	(38,499)
Settlement gain on sale of unconsolidated subsidiary (16)	—	—	—	12,670	12,670
Other (loss) income	(86)	476	—	3,270	3,660

Total revenues	231,923	68,021	(35,810)	17,349	281,483

Losses and expenses
Losses and loss adjustment expenses	520,611	51,420	2,649	—	574,680
Amortization of deferred policy acquisition costs	46,213	6,882	313	—	53,408
Other underwriting and operating expenses (6)	22,717	14,505	1,112	18,400	56,734
Interest expense (11)	33	—	731	7,619	8,383

Total losses and expenses	589,574	72,807	4,805	26,019	693,205

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(357,651)	(4,786)	(40,615)	(8,670)	(411,722)
Equity in earnings (losses) from unconsolidated subsidiaries (5)	3,474	—	(794,637)	8	(791,155)

(Loss) income before income taxes	(354,177)	(4,786)	(835,252)	(8,662)	(1,202,877)
Income tax (benefit) expense	(118,160)	5,326	(69,096)	(6,528)	(188,458)

Net (loss) income	$(236,017)	$(10,112)	$(766,156)	$(2,134)	$(1,014,419)

Loss ratio (7)	252.4%	97.1%
Expense ratio (7)	34.4%	34.0%
Combined ratio	286.8%	131.1%

	Three Months Ended December 31, 2006 (Unaudited)
	(Dollars in thousands)
Net premiums written	$175,730	$58,129	$1,590	$19	$235,468

Revenues
Premiums earned	$184,511	$41,219	$1	$12	$225,743
Income from credit default swaps	—	2,687	—	—	2,687
Net investment income	26,071	17,990	2,036	3,643	49,740
Net realized investment gains (losses)	1,627	(244)	—	(248)	1,135
Other (loss) income	(30)	(189)	—	2,829	2,610

Total revenues	212,179	61,463	2,037	6,236	281,915

Losses and expenses
Losses and loss adjustment expenses	72,039	18,492	—	1	90,532
Amortization of deferred policy acquisition costs	12,544	3,748	1	—	16,293
Other underwriting and operating expenses (6)	27,116	11,064	716	29,085	67,981
Interest expense	—	1	569	11,753	12,323

Total losses and expenses	111,699	33,305	1,286	40,839	187,129

Income (loss) before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	100,480	28,158	751	(34,603)	94,786
Equity in earnings (losses) from unconsolidated subsidiaries (5)	5,077	—	30,953	(124)	35,906

Income (loss) before income taxes	105,557	28,158	31,704	(34,727)	130,692
Income tax expense (benefit)	28,349	8,193	3,281	(9,581)	30,242

Net income (loss)	$77,208	$19,965	$28,423	$(25,146)	$100,450

Loss ratio (7)	39.0%	44.9%
Expense ratio (7)	22.6%	25.5%
Combined ratio	61.6%	70.4%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - YEAR ENDED DECEMBER 31, 2007 AND 2006

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	Year Ended December 31, 2007 (Audited)
	(Dollars in thousands)
Net premiums written	$799,747	$233,684	$6,753	$52	$1,040,236

Revenues
Premiums earned	$800,937	$192,545	$1,633	$57	$995,172
Net loss from credit default swaps	—	(14,447)	—	—	(14,447)
Net investment income	110,355	86,016	9,206	8,425	214,002
Net realized investment gains (losses)	4,587	42	(351)	(3,233)	1,045
Impairment of unconsolidated subsidiary (15)	—	—	(38,499)	—	(38,499)
Settlement gain on sale of unconsolidated subsidiary (16)	—	—	—	12,670	12,670
Other income	85	828	—	14,308	15,221

Total revenues	915,964	264,984	(28,011)	32,227	1,185,164

Losses and expenses
Losses and loss adjustment expenses	1,096,093	104,262	2,649	—	1,203,004
Amortization of deferred policy acquisition costs	84,214	19,713	958	—	104,885
Other underwriting and operating expenses (6)	95,557	52,475	2,505	79,256	229,793
Interest expense (11)	108	6	2,925	30,359	33,398

Total losses and expenses	1,275,972	176,456	9,037	109,615	1,571,080

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(360,008)	88,528	(37,048)	(77,388)	(385,916)
Equity in earnings (losses) from unconsolidated subsidiaries (5)	17,119	—	(758,833)	214	(741,500)

(Loss) income before income taxes	(342,889)	88,528	(795,881)	(77,174)	(1,127,416)
Income tax (benefit) expense	(152,073)	33,538	(64,211)	(29,344)	(212,090)

Net (loss) income	$(190,816)	$54,990	$(731,670)	$(47,830)	$(915,326)

Loss ratio (7)	136.9%	54.1%
Expense ratio (7)	22.5%	30.9%
Combined ratio	159.4%	85.0%

	Year Ended December 31, 2006 (Audited)
	(Dollars in thousands)
Net premiums written	$658,576	$201,392	$1,590	$56	$861,614

Revenues
Premiums earned	$687,993	$172,471	$1	$65	$860,530
Income from credit default swaps	—	7,431	—	—	7,431
Net investment income	105,893	65,842	2,037	21,529	195,301
Net realized investment gains (losses)	3,789	3,602	—	(4,635)	2,756
Other (loss) income	(69)	(747)	—	13,526	12,710

Total revenues	797,606	248,599	2,038	30,485	1,078,728

Losses and expenses
Losses and loss adjustment expenses	263,037	39,901	—	(2)	302,936
Amortization of deferred policy acquisition costs	51,979	16,378	1	—	68,358
Other underwriting and operating expenses (6)	100,569	41,935	716	93,753	236,973
Interest expense	2	125	569	37,359	38,055

Total losses and expenses	415,587	98,339	1,286	131,110	646,322

Income (loss) before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	382,019	150,260	752	(100,625)	432,406
Equity in earnings (losses) from unconsolidated subsidiaries (5)	20,308	—	107,213	(212)	127,309

Income (loss) before income taxes	402,327	150,260	107,965	(100,837)	559,715
Income tax expense (benefit)	112,010	46,747	10,706	(29,399)	140,064

Net income (loss)	$290,317	$103,513	$97,259	$(71,438)	$419,651

Loss ratio (7)	38.2%	23.1%
Expense ratio (7)	23.2%	29.0%
Combined ratio	61.4%	52.1%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	December 31, 2007 (Audited)
	(Dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$1,531,606	$1,514,198	$167,915	$52,974	$3,266,693
Equity securities:
Common	116,005	42,689	—	1,242	159,936
Preferred	277,165	—	22,465	—	299,630
Short term investments	951	641	—	1,300	2,892

Total investments	$1,925,727	$1,557,528	$190,380	$55,516	$3,729,151
Cash and cash equivalents	229,446	135,702	11,252	51,512	427,912
Investments in unconsolidated subsidiaries (5)	131,225	—	163,661	14,914	309,800
Property, equipment and software, net of accumulated depreciation and amortization	75,884	6,549	187	79,142	161,762
Other assets	234,422	100,908	56,828	49,657	441,815

Total assets	$2,596,704	$1,800,687	$422,308	$250,741	$5,070,440

Liabilities
Reserve for losses and loss adjustment expenses	$1,133,080	$106,869	$2,650	$—	$1,242,599
Unearned premiums	107,200	497,309	6,709	29	611,247
Long-term debt	—	—	50,000	446,593	496,593
Other liabilities (assets)	129,246	75,416	2,892	(515)	207,039

Total liabilities	1,369,526	679,594	62,251	446,107	2,557,478
Shareholders’ equity
Common stock, additional paid-in capital, treasury stock and retained earnings	1,173,202	866,585	348,388	(190,290)	2,197,885
Accumulated other comprehensive income (loss), net of deferred taxes	53,976	254,508	11,669	(5,076)	315,077

Total shareholders’ equity (deficit)	1,227,178	1,121,093	360,057	(195,366)	2,512,962

Total liabilities and shareholders’ equity	$2,596,704	$1,800,687	$422,308	$250,741	$5,070,440

	December 31, 2006 (Audited)
	(Dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$1,563,335	$1,129,580	$77,803	$56,135	$2,826,853
Equity securities:
Common	127,825	34,438	—	—	162,263
Preferred	232,736	—	16,025	—	248,761
Short term investments	929	3,952	—	1,300	6,181

Total investments	$1,924,825	$1,167,970	$93,828	$57,435	$3,244,058
Cash and cash equivalents	65,501	181,099	116,449	143,033	506,082
Investments in unconsolidated subsidiaries (5)	132,403	—	950,249	17,735	1,100,387
Property, equipment and software, net of accumulated depreciation and amortization	87,139	4,002	—	82,987	174,128
Other assets	185,820	78,927	4,292	23,861	292,900

Total assets	$2,395,688	$1,431,998	$1,164,818	$325,051	$5,317,555

Liabilities
Reserve for losses and loss adjustment expenses	$366,182	$48,554	$—	$—	$414,736
Unearned premiums	106,445	412,196	1,589	34	520,264
Debt	—	—	50,000	446,593	496,593
Other liabilities (assets)	283,544	58,010	41,440	(65,622)	317,372

Total liabilities	756,171	518,760	93,029	381,005	1,748,965
Shareholders’ equity
Common stock, additional paid-in capital, treasury stock and retained earnings	1,548,452	737,118	1,071,865	(52,925)	3,304,510
Accumulated other comprehensive income (loss), net of deferred taxes	91,065	176,120	(76)	(3,029)	264,080

Total shareholders’ equity (deficit)	1,639,517	913,238	1,071,789	(55,954)	3,568,590

Total liabilities and shareholders’ equity	$2,395,688	$1,431,998	$1,164,818	$325,051	$5,317,555

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (1) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2007					2006
Income Statement Components -Quarter Ended	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(Dollars in thousands)					(Dollars in thousands)
Revenues
Premiums written:
Gross premiums written	$258,026	$266,545	$236,412	$240,430	$1,001,413	$221,747	$205,848	$203,426	$208,136	$839,157
Ceded premiums, net of assumed premiums	(51,467)	(46,993)	(42,973)	(41,135)	(182,568)	(42,608)	(42,108)	(41,402)	(41,655)	(167,773)
Refunded premiums	(6,306)	(5,154)	(4,259)	(3,379)	(19,098)	(3,409)	(3,272)	(3,120)	(3,007)	(12,808)

Net premiums written	200,253	214,398	189,180	195,916	799,747	175,730	160,468	158,904	163,474	658,576
Change in unearned premiums	6,001	(8,859)	6,205	(2,157)	1,190	8,781	7,650	8,922	4,064	29,417

Premiums earned	$206,254	$205,539	$195,385	$193,759	$800,937	$184,511	$168,118	$167,826	$167,538	$687,993
Net investment income	27,281	28,786	25,966	28,322	110,355	26,071	27,082	27,064	25,676	105,893
Net realized investment (losses) gains	(1,526)	2,865	981	2,267	4,587	1,627	1,620	305	237	3,789
Other (loss) income	(86)	167	17	(13)	85	(30)	(22)	7	(24)	(69)

Total revenues	231,923	237,357	222,349	224,335	915,964	212,179	196,798	195,202	193,427	797,606

Losses and expenses
Losses and loss adjustment expenses	520,611	348,314	134,384	92,784	1,096,093	72,039	67,699	64,153	59,146	263,037
Amortization of deferred policy acquisition costs	46,213	12,809	12,610	12,582	84,214	12,544	12,830	13,162	13,443	51,979
Other underwriting and operating expenses	22,717	18,420	26,759	27,661	95,557	27,116	22,619	22,970	27,864	100,569
Interest expense	33	36	39	—	108	—	1	1	—	2

Total losses and expenses	589,574	379,579	173,792	133,027	1,275,972	111,699	103,149	100,286	100,453	415,587

(Loss) income before equity in earnings from unconsolidated subsidiaries and income taxes	(357,651)	(142,222)	48,557	91,308	$(360,008)	100,480	93,649	94,916	92,974	382,019
Equity in earnings from unconsolidated subsidiaries	3,474	4,167	4,617	4,861	17,119	5,077	5,010	5,729	4,492	20,308

(Loss) income before income taxes	(354,177)	(138,055)	53,174	96,169	(342,889)	105,557	98,659	100,645	97,466	402,327
Income tax (benefit) expense	(118,160)	(72,833)	11,627	27,293	(152,073)	28,349	27,819	28,480	27,362	112,010

Net (loss) income	$(236,017)	$(65,222)	$41,547	$68,876	$(190,816)	$77,208	$70,840	$72,165	$70,104	$290,317

Loss ratio (7)	252.4%	169.5%	68.8%	47.9%	136.9%	39.0%	40.3%	38.2%	35.3%	38.2%
Expense ratio (7)	34.4%	14.6%	20.8%	20.5%	22.5%	22.6%	22.1%	22.7%	25.3%	23.2%
Combined ratio	286.8%	184.1%	89.6%	68.4%	159.4%	61.6%	62.4%	60.9%	60.6%	61.4%

Balance Sheet Components -As of Quarter End	12/31/2007	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(Dollars in thousands)					(Dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$1,531,606	$1,567,122	$1,523,285	$1,540,150		$1,563,335	$1,614,966	$1,666,359	$1,776,309
Equity securities:
Common	116,005	135,738	141,255	129,096		127,825	119,493	113,698	118,310
Preferred	277,165	283,051	236,403	229,948		232,736	239,919	180,884	156,262
Short term investments	951	951	947	930		929	930	795	399

Total investments	$1,925,727	$1,986,862	$1,901,890	$1,900,124		$1,924,825	$1,975,308	$1,961,736	$2,051,280
Cash and cash equivalents	229,446	91,460	165,114	262,327		65,501	89,263	297,657	152,155
Investments in unconsolidated subsidiaries	131,225	127,206	122,072	137,041		132,403	127,424	120,574	133,218
Property, equipment and software, net of accumulated depreciation and amortization	75,884	80,170	83,293	84,448		87,139	90,093	93,249	95,693
Other assets	234,422	234,041	186,205	170,820		185,820	184,494	173,512	174,898

Total assets	$2,596,704	$2,519,739	$2,458,574	$2,554,760		$2,395,688	$2,466,582	$2,646,728	$2,607,244

Liabilities
Reserve for losses and loss adjustment expenses	$1,133,080	$698,238	$444,594	$386,036		$366,182	$358,784	$355,832	$346,437
Unearned premiums	107,200	112,634	103,331	108,968		106,445	114,720	147,739	156,993
Other liabilities	129,246	205,749	265,268	347,720		283,544	257,035	284,851	282,510

Total liabilities	1,369,526	1,016,621	813,193	842,724		756,171	730,539	788,422	785,940
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	1,173,202	1,422,818	1,564,260	1,627,452		1,548,452	1,645,914	1,797,158	1,742,255
Accumulated other comprehensive income, net of deferred taxes	53,976	80,300	81,121	84,584		91,065	90,129	61,148	79,049

Total shareholder’s equity	1,227,178	1,503,118	1,645,381	1,712,036		1,639,517	1,736,043	1,858,306	1,821,304

Total liabilities and shareholder’s equity	$2,596,704	$2,519,739	$2,458,574	$2,554,760		$2,395,688	$2,466,582	$2,646,728	$2,607,244

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2007					2006
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(Dollars in millions)					(Dollars in millions)
New Insurance Written
Flow insurance written	$8,701	$11,091	$10,268	$7,524	$37,584	$6,498	$6,015	$5,716	$5,041	$23,270
Structured insurance written	369	3,404	1,337	3,439	8,549	2,932	1,641	1,344	3,047	8,964

Primary new insurance written	$9,070	$14,495	$11,605	$10,963	$46,133	$9,430	$7,656	$7,060	$8,088	$32,234

Primary new risk written	$2,215	$3,533	$2,806	$2,920	$11,474	$2,427	$1,980	$1,790	$2,148	$8,345
Pool new insurance written (8)	$968	$1,953	$5,270	$6,188	$14,379	$12,338	$3,924	$3,575	$4,726	$24,563
Pool new risk written (8)	$14	$41	$122	$178	$355	$450	$84	$108	$104	$746
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	21%	31%	35%	36%	32%	27%	19%	17%	13%	19%
95.01% to 97% LTV’s	2%	2%	3%	3%	3%	3%	2%	2%	1%	2%
90.01% to 95% LTV’s	26%	26%	21%	22%	24%	19%	21%	22%	21%	21%
85.01% to 90% LTV’s	40%	30%	31%	27%	31%	34%	44%	46%	46%	42%
85% and below	11%	11%	10%	12%	10%	17%	14%	13%	19%	16%
Less than A quality loans	8%	12%	10%	9%	10%	7%	5%	5%	8%	6%
Alt-A loans	15%	22%	32%	38%	27%	36%	37%	33%	35%	34%
Interest only loans	12%	18%	24%	26%	20%	23%	16%	11%	22%	18%
Payment option ARMS	1%	2%	3%	3%	3%	6%	9%	10%	8%	8%
ARMs	3%	8%	8%	16%	9%	20%	19%	20%	39%	24%
Monthlies	98%	86%	98%	95%	94%	96%	96%	96%	97%	96%
Refinances	36%	31%	38%	47%	37%	38%	34%	32%	39%	36%
Structured transactions	4%	23%	12%	31%	19%	31%	21%	19%	38%	28%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2007				2006
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(Dollars in millions, except loan size)				(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$102,410	$98,105	$91,864	$87,184	$85,086	$84,405	$84,644	$85,685
Structured transactions	21,213	21,864	19,803	19,701	17,549	15,877	15,741	15,826

Total	$123,623	$119,969	$111,667	$106,885	$102,635	$100,282	$100,385	$101,511

Primary risk in force
Flow	$25,852	$24,754	$23,075	$21,837	$21,095	$20,855	$20,883	$21,102
Structured transactions	5,115	5,324	5,016	5,138	4,616	4,193	4,127	4,147

Total	$30,967	$30,078	$28,091	$26,975	$25,711	$25,048	$25,010	$25,249

Pool risk in force (8)	$3,464	$3,476	$3,461	$3,373	$3,216	$2,773	$2,737	$2,666
Primary risk in force - credit score distribution
Flow
620 or above	93.1%	93.1%	93.6%	93.8%	93.7%	93.5%	93.3%	93.2%
619-575	5.3%	5.3%	5.0%	4.9%	5.0%	5.2%	5.3%	5.4%
574 or below	1.6%	1.6%	1.4%	1.3%	1.3%	1.3%	1.4%	1.4%
Structured transactions
620 or above	86.1%	86.1%	85.4%	85.3%	84.7%	82.8%	80.6%	79.2%
619-575	8.8%	8.8%	9.2%	9.2%	9.8%	10.8%	12.3%	13.2%
574 or below	5.1%	5.1%	5.4%	5.5%	5.5%	6.4%	7.1%	7.6%
Total
620 or above	91.9%	91.9%	92.1%	92.2%	92.0%	91.7%	91.3%	90.9%
619-575	5.9%	5.9%	5.8%	5.7%	5.9%	6.1%	6.4%	6.6%
574 or below	2.2%	2.2%	2.1%	2.1%	2.1%	2.2%	2.3%	2.5%
Primary average loan size (in thousands)
Flow	$153.7	$150.6	$146.6	$142.8	$140.0	$138.3	$136.9	$135.6
Structured transactions	$161.7	$162.0	$159.6	$159.2	$155.6	$151.8	$150.7	$150.7
Total	$155.0	$152.6	$148.7	$145.5	$142.5	$140.3	$138.9	$137.8
Loss severity (17) - primary (quarterly)
Flow	95.5%	90.6%	87.9%	88.5%	88.6%	83.1%	83.2%	84.9%
Structured transactions	94.6%	92.0%	92.5%	90.3%	92.4%	86.7%	86.8%	91.2%
Total	95.2%	91.1%	89.3%	89.0%	89.6%	84.0%	84.1%	86.5%
Persistency (18)
Primary persistency rate	75.5%	73.3%	71.7%	70.7%	69.6%	67.3%	64.9%	63.1%
Risk-to-capital ratio (9)	10.8 to 1	9.6 to 1	8.6 to 1	8.3 to 1	8.1 to 1	8.2 to 1	7.7 to 1	8.1 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	12/31/2007		9/30/2007		12/31/2006
	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk in Force (RIF)
Prior to 1999	$436	1.4%	$462	1.5%	$571	2.2%
1999	312	1.0%	324	1.1%	377	1.5%
2000	144	0.5%	151	0.5%	190	0.7%
2001	539	1.7%	569	1.9%	696	2.7%
2002	1,173	3.8%	1,245	4.1%	1,520	5.9%
2003	3,174	10.2%	3,346	11.1%	4,084	15.9%
2004	3,344	10.8%	3,557	11.8%	4,507	17.5%
2005	4,829	15.6%	5,092	16.9%	6,254	24.3%
2006	6,191	20.0%	6,456	21.5%	7,512	29.3%
2007	10,825	35.0%	8,876	29.5%	—

Total	$30,967		$30,078		$25,711

	12/31/2007		9/30/2007		12/31/2006
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force,
(Ranking based on 12/31/07 RIF)
Florida	10.8%	10.6%	10.8%	7.0%	10.7%	3.4%
California	8.1%	10.9%	7.7%	7.4%	7.0%	3.6%
Texas	7.2%	6.0%	7.2%	5.3%	7.4%	5.6%
Illinois	5.0%	8.2%	5.1%	6.5%	5.1%	5.6%
Georgia	4.7%	9.5%	4.7%	8.2%	4.7%	7.9%
Ohio	3.8%	10.8%	3.9%	9.3%	4.3%	8.8%
New York	3.6%	6.8%	3.6%	6.2%	3.8%	5.4%
Pennsylvania	3.3%	7.5%	3.4%	6.5%	3.6%	6.0%
Washington	3.1%	3.6%	3.0%	2.8%	2.9%	2.8%
New Jersey	3.0%	7.5%	3.1%	6.1%	3.1%	4.6%

	2007				2006
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	24.6%	23.9%	22.4%	20.3%	17.6%	15.9%	15.1%	14.6%
95.01% to 97% LTV’s	3.8%	4.0%	4.3%	4.5%	4.6%	4.8%	4.9%	5.0%
90.01% to 95% LTV’s	29.5%	29.3%	29.4%	30.1%	31.0%	31.9%	32.5%	33.0%
85.01% to 90% LTV’s	35.0%	34.9%	35.7%	36.5%	37.9%	38.5%	38.3%	37.9%
85% and below	7.1%	7.9%	8.2%	8.6%	8.9%	8.9%	9.2%	9.5%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	8.1%	8.1%	7.9%	7.8%	8.0%	8.3%	8.7%	9.1%
Less-than-A quality (FICO scores below 575) (A)	2.2%	2.2%	2.1%	2.1%	2.1%	2.2%	2.3%	2.5%
Alt-A Loans:
With FICO scores of 660 and above	19.6%	20.0%	19.3%	18.3%	16.3%	15.1%	14.0%	15.3%
With FICO scores below 660 and above 619	3.2%	3.4%	3.7%	3.8%	3.6%	3.5%	3.3%	3.1%

Total Alt-A Loans	22.8%	23.4%	23.0%	22.1%	19.9%	18.6%	17.3%	18.4%
ARMs (B)	12.8%	14.1%	16.0%	17.7%	18.7%	19.4%	20.4%	21.1%
Interest Only (C)	14.2%	14.2%	13.6%	12.1%	9.9%	8.2%	7.6%	7.5%
Payment Option ARMs	3.8%	3.9%	4.2%	4.3%	4.5%	4.5%	4.2%	3.8%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 3.2% and 1.1% of RIF are subject to initial payment adjustment in 2008 and 2009, respectively.

(C)	Approximately 89% and 98% of interest only loans written in 2006 and the first nine months of 2007, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION AND ANALYSIS OF LOSS RESERVES

	2007					2006
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (13)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total (13)
	(Dollars in millions, except claim size)					(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	797,419	786,301	750,835	734,431	797,419	720,347	714,742	722,756	736,908	720,347
Primary loans in default	63,197	50,742	42,349	39,206	63,197	39,997	38,573	37,102	37,784	39,997
Primary default rate	7.93%	6.45%	5.64%	5.34%	7.93%	5.55%	5.40%	5.13%	5.13%	5.55%
Flow only default rate	6.74%	5.38%	4.70%	4.54%	6.74%	4.75%	4.61%	4.44%	4.55%	4.75%
Structured transactions only default rate	13.92%	11.65%	10.37%	9.29%	13.92%	9.86%	9.96%	9.26%	8.59%	9.86%
Pool default rate	7.76%	6.18%	5.17%	4.82%	7.76%	4.24%	4.81%	5.60%	6.17%	4.24%
Claims paid (in millions)
Primary claims paid - flow	$71.0	$57.7	$46.7	$46.9	$222.3	$43.4	$43.1	$37.1	$38.0	$161.6
Primary claims paid - structured transactions	34.7	29.4	21.6	18.4	104.1	15.6	14.9	11.6	13.7	55.8
Supplemental and other	3.5	0.6	(0.5)	(0.4)	3.2	(0.6)	(0.7)	(1.2)	(0.9)	(3.4)

Total primary claims paid	109.2	87.7	67.8	64.9	329.6	58.4	57.3	47.5	50.8	214.0
Total pool and other	5.3	4.9	4.5	4.4	19.1	3.0	4.7	4.6	4.3	16.6

Total claims paid	114.5	92.6	72.3	69.3	348.7	61.4	62.0	52.1	55.1	230.6
Loss adjustment expenses	3.4	3.3	3.4	3.5	13.6	3.3	3.0	2.9	3.0	12.2

Total claims paid including loss adjustment expenses	$117.9	$95.9	$75.7	$72.8	$362.3	$64.7	$65.0	$55.0	$58.1	$242.8
Number of primary claims paid	2,889	2,675	2,336	2,362	10,262	2,195	2,346	2,038	2,058	8,637
Average primary claim size (in thousands)	$37.8	$32.8	$29.0	$27.5	$32.1	$26.6	$24.4	$23.3	$24.7	$24.8
Captive reinsurance arrangements (quarter-to-date)
Percentage of flow NIW subject to captive reinsurance arrangements	74.3%	64.2%	60.9%	49.2%	62.7%	61.6%	72.2%	72.8%	69.6%	68.8%
Percentage of primary NIW subject to captive reinsurance arrangements	71.3%	49.1%	53.9%	34.0%	51.1%	43.0%	57.3%	59.3%	44.8%	50.4%
Percentage of primary IIF subject to captive reinsurance arrangements	52.2%	50.2%	50.3%	51.0%	52.2%	52.9%	53.9%	53.3%	53.2%	52.9%
Percentage of primary RIF subject to captive reinsurance arrangements	52.3%	50.2%	50.2%	50.8%	52.3%	53.2%	54.4%	53.9%	53.9%	53.2%

	12/31/2007	9/30/2007	6/30/2007	3/31/2007		12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in millions)					(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE at January 1,	$366.2	$366.2	$366.2	$366.2		$345.5	$345.5	$345.5	$345.5
Reinsurance recoverables	(2.9)	(2.9)	(2.9)	(2.9)		(2.5)	(2.5)	(2.5)	(2.5)

Net balance at January 1,	363.3	363.3	363.3	363.3		343.0	343.0	343.0	343.0
Loss and LAE incurred (principally with respect to defaults occurring in ):
Current year	894.4	419.6	181.5	80.1		260.8	190	123.4	59.6
Prior years	201.7	155.9	45.7	12.7		2.2	1.0	(0.1)	(0.5)

Total incurred	1,096.1	575.5	227.2	92.8		263.0	191.0	123.3	59.1
Loss and LAE payments (principally with respect to defaults occurring in ):
Current year	(43.6)	(12.3)	(1.0)	(0.1)		(22.1)	(7.2)	(1.9)	(0.7)
Prior years	(318.6)	(232.1)	(147.5)	(72.7)		(220.6)	(170.8)	(111.1)	(57.3)

Total payments	(362.2)	(244.4)	(148.5)	(72.8)		(242.7)	(178.0)	(113.0)	(58.0)
Net ending balance	1,097.2	694.4	442.0	383.3		363.3	356.0	353.3	344.1
Reinsurance recoverables	35.9	3.8	2.6	2.7		2.9	2.8	2.5	2.3

Ending reserves for losses and LAE	$1,133.1	$698.2	$444.6	$386.0		$366.2	$358.8	$355.8	$346.4

	December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	63,197	$1,054.3	50,742	$651.2	42,349	$402.8	39,206	$348.7	39,997	$332.9
Pool insurance (8)	29,143	78.8	23,789	47.0	20,238	41.8	18,500	37.3	15,898	33.3

Total	92,340	$1,133.1	74,531	$698.2	62,587	$444.6	57,706	$386.0	55,895	$366.2

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2007					2006
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (13)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total (13)
	(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$1,389	$1,621	$1,566	$1,053	$5,629	$1,064	$1,238	$1,167	$891	$4,360
Primary insurance in force	$18,942	$18,265	$17,415	$16,670	$18,942	$16,320	$16,063	$15,774	$15,476	$16,320
Primary risk in force	$4,721	$4,532	$4,292	$4,085	$4,721	$3,984	$3,897	$3,791	$3,686	$3,984
Policies in force	126,342	123,164	118,933	115,224	126,342	113,832	113,004	111,889	110,879	113,832
Primary loans in default	1,796	1,516	1,259	1,130	1,796	1,192	974	965	992	1,192
Primary default rate	1.42%	1.23%	1.06%	0.98%	1.42%	1.05%	0.86%	0.86%	0.89%	1.05%
Persistency	81.6%	80.7%	79.2%	78.5%	81.6%	77.2%	75.6%	73.6%	72.3%	77.2%
Primary claims paid (in thousands)	$3,726	$3,235	$2,392	$2,131	$11,484	$1,372	$2,268	$1,512	$1,200	$6,352
Number of primary claims paid	112	116	83	75	386	54	98	68	55	275
Average primary claim size (in thousands)	$33.3	$27.9	$28.8	$28.4	$29.8	$25.4	$23.1	$22.2	$21.8	$23.1

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (2) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2007					2006
Income Statement Components - Quarter Ended	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Net premiums written	$62,817	$62,109	$65,376	$43,382	$233,684	$58,129	$51,942	$52,900	$38,421	$201,392

Revenues
Premiums earned	$52,940	$50,839	$46,384	$42,382	$192,545	$41,219	$46,766	$45,801	$38,685	$172,471
Net (loss) income from credit default swaps	(9,483)	(8,371)	1,579	1,828	(14,447)	2,687	978	2,128	1,638	7,431
Net investment income	23,905	22,366	20,581	19,164	86,016	17,990	17,442	15,625	14,785	65,842
Net realized investment gains (losses)	183	(231)	53	37	42	(244)	3,452	252	142	3,602
Other income (loss)	476	577	(614)	389	828	(189)	(40)	(1,910)	1,392	(747)

Total revenues	68,021	65,180	67,983	63,800	264,984	61,463	68,598	61,896	56,642	248,599

Losses and expenses
Losses and loss adjustment expenses	51,420	24,530	11,776	16,536	104,262	18,492	11,907	7,708	1,794	39,901
Amortization of deferred policy acquisition costs	6,882	4,939	4,131	3,761	19,713	3,748	4,105	4,826	3,699	16,378
Other underwriting and operating expenses	14,505	14,740	12,657	10,573	52,475	11,064	10,971	10,267	9,633	41,935
Interest expense	—	—	—	6	6	1	124	—	—	125

Total losses and expenses	72,807	44,209	28,564	30,876	176,456	33,305	27,107	22,801	15,126	98,339

(Loss) income before income taxes	(4,786)	20,971	39,419	32,924	88,528	28,158	41,491	39,095	41,516	150,260
Income tax expense	5,326	7,092	11,322	9,798	33,538	8,193	12,048	13,598	12,908	46,747

Net (loss) income	$(10,112)	$13,879	$28,097	$23,126	$54,990	$19,965	$29,443	$25,497	$28,608	$103,513

Loss ratio (7)	97.1%	48.3%	25.4%	39.0%	54.1%	44.9%	25.5%	16.8%	4.6%	23.1%
Expense ratio (7)	34.0%	31.7%	25.7%	33.0%	30.9%	25.5%	29.0%	28.5%	34.7%	29.0%
Combined ratio	131.1%	80.0%	51.1%	72.0%	85.0%	70.4%	54.5%	45.3%	39.3%	52.1%

Balance Sheet Components - As of Quarter End	12/31/2007	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$1,514,198	$1,522,699	$1,318,542	$1,219,205		$1,129,580	$1,082,140	$1,000,338	$892,251
Equity securities: common	42,689	44,650	42,026	37,417		34,438	29,917	29,408	29,190
Short term investments	641	1,413	2,052	3,570		3,952	6,064	8,401	—

Total investments	$1,557,528	$1,568,762	$1,362,620	$1,260,192		$1,167,970	$1,118,121	$1,038,147	$921,441
Cash and cash equivalents	135,702	112,847	216,869	138,444		181,099	129,023	118,307	172,875
Property, equipment and software, net of accumulated depreciation and amortization	6,549	6,400	5,508	4,149		4,002	3,624	3,513	2,646
Other assets	100,908	97,330	88,571	101,538		78,927	80,875	70,609	67,902

Total assets	$1,800,687	$1,785,339	$1,673,568	$1,504,323		$1,431,998	$1,331,643	$1,230,576	$1,164,864

Liabilities
Reserve for losses and loss adjustment expenses	$106,869	$72,148	$62,357	$56,984		$48,554	$35,426	$28,773	$23,476
Unearned premiums	497,309	493,486	461,464	422,733		412,196	375,091	343,136	323,431
Other liabilities	75,416	65,947	62,844	69,810		58,010	66,628	56,691	77,128

Total liabilities	679,594	631,581	586,665	549,527		518,760	477,145	428,600	424,035
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	866,585	876,693	862,812	760,243		737,118	717,102	670,446	628,613
Accumulated other comprehensive income, net of deferred taxes	254,508	277,065	224,091	194,553		176,120	137,396	131,530	112,216

Total shareholder’s equity	1,121,093	1,153,758	1,086,903	954,796		913,238	854,498	801,976	740,829

Total liabilities and shareholder’s equity	$1,800,687	$1,785,339	$1,673,568	$1,504,323		$1,431,998	$1,331,643	$1,230,576	$1,164,864

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI AUSTRALIA QUARTERLY FINANCIAL INFORMATION

	2007					2006
Income Statement Components -Quarter Ended	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(U.S. dollars in thousands, unless otherwise noted)
Revenues
Premiums written
Gross premiums written	$59,041	$56,816	$60,572	$39,525	$215,954	$54,793	$49,008	$50,013	$36,267	$190,081
Ceded premiums	(652)	(826)	(688)	(623)	(2,789)	(887)	(873)	(713)	(1,062)	(3,535)
Refunded premiums	(873)	(770)	(773)	(668)	(3,084)	(668)	(663)	(696)	(566)	(2,593)

Net premiums written	57,516	55,220	59,111	38,234	210,081	53,238	47,472	48,604	34,639	183,953
Change in unearned premiums	(11,103)	(10,996)	(19,006)	(1,870)	(42,975)	(19,071)	(7,623)	(9,493)	(2,373)	(38,560)

Premiums earned	46,413	44,224	40,105	36,364	167,106	34,167	39,849	39,111	32,266	145,393
Net investment income	20,325	18,779	17,251	16,146	72,501	15,001	14,298	13,088	12,354	54,741
Net realized investment gains (losses)	160	36	68	(75)	189	(291)	2,801	(194)	122	2,438
Other income (loss)	574	487	(599)	488	950	(189)	(38)	(1,778)	1,446	(559)

Total revenues	67,472	63,526	56,825	52,923	240,746	48,688	56,910	50,227	46,188	202,013

Losses and expenses
Losses and loss adjustment expenses	29,350	21,849	10,144	16,157	77,500	17,809	10,526	6,751	1,224	36,310
Amortization of deferred policy acquisition costs	4,054	4,424	3,655	3,363	15,496	3,318	3,721	4,483	3,404	14,926
Other underwriting and operating expenses	8,223	9,235	8,212	7,460	33,130	8,048	7,433	7,302	7,036	29,819
Interest expense	—	—	—	6	6	1	124	—	—	125

Total losses and expenses	41,627	35,508	22,011	26,986	126,132	29,176	21,804	18,536	11,664	81,180

Income before income taxes	25,845	28,018	34,814	25,937	114,614	19,512	35,106	31,691	34,524	120,833
Income tax expense	8,030	8,304	10,385	7,890	34,609	5,682	10,374	9,768	10,470	36,294

Net income	$17,815	$19,714	$24,429	$18,047	$80,005	$13,830	$24,732	$21,923	$24,054	$84,539

Net income (AUS $ in thousands)	$19,867	$23,225	$29,320	$22,953	$95,365	$18,073	$32,688	$29,332	$32,546	$112,639

Loss Ratio (7)	63.2%	49.4%	25.2%	44.4%	46.4%	52.1%	26.4%	17.3%	3.8%	25.0%
Expense Ratio (7)	21.3%	24.7%	20.1%	28.3%	23.1%	21.4%	23.6%	24.2%	30.1%	24.3%
Combined Ratio	84.5%	74.1%	45.3%	72.7%	69.5%	73.5%	50.0%	41.5%	33.9%	49.3%

Balance Sheet Components -As of Quarter End	12/31/2007	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Assets
Investments - available - for - sale, at fair value:
Fixed income securities	$1,182,179	$1,194,701	$1,064,267	$966,509		$882,976	$847,500	$809,802	$701,519
Equity securities: common	42,685	44,646	42,022	37,413		34,435	29,913	29,405	29,187

Total investments	$1,224,864	$1,239,347	$1,106,289	$1,003,922		$917,411	$877,413	$839,207	$730,706
Cash and cash equivalents	69,824	45,737	100,268	108,573		153,897	103,035	94,298	142,694
Property, equipment and software, net of accumulated depreciation and amortization	4,325	4,141	3,725	2,653		2,454	2,240	2,293	2,350
Other assets	79,745	77,790	71,988	78,674		59,462	58,612	56,444	57,685

Total assets	$1,378,758	$1,367,015	$1,282,270	$1,193,822		$1,133,224	$1,041,300	$992,242	$933,435

Liabilities
Reserve for losses and loss adjustment expenses	$65,060	$51,284	$44,023	$39,167		$30,424	$18,039	$11,988	$8,230
Unearned premiums	452,743	448,166	417,721	379,252		367,987	329,631	320,564	300,313
Other liabilities	27,159	24,857	32,385	39,844		36,450	41,005	35,346	35,368

Total liabilities	544,962	524,307	494,129	458,263		434,861	388,675	367,898	343,911
Shareholder’s equity
Common stock, additional paid - in capital and retained earnings	645,359	627,544	607,829	583,401		565,353	551,523	526,791	504,868
Accumulated other comprehensive income, net of deferred taxes	188,437	215,164	180,312	152,158		133,010	101,102	97,553	84,656

Total shareholder’s equity	833,796	842,708	788,141	735,559		698,363	652,625	624,344	589,524

Total liabilities and shareholder’s equity	$1,378,758	$1,367,015	$1,282,270	$1,193,822		$1,133,224	$1,041,300	$992,242	$933,435

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI AUSTRALIA STATISTICAL INFORMATION

	2007					2006
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (13)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total (13)
	(U.S. dollars in millions, except loan size, claims paid and claim size)
New insurance written
Flow insurance written	$6,357	$6,142	$5,959	$4,300	$22,758	$5,836	$5,376	$5,062	$4,152	$20,426
RMBS insurance written	1,714	3,594	6,151	3,284	14,743	3,078	3,899	7,744	5,291	20,012

New insurance written	$8,071	$9,736	$12,110	$7,584	$37,501	$8,914	$9,275	$12,806	$9,443	$40,438

Insurance in force
Flow	$109,943	$112,150	$107,229	$98,630	$109,943	$94,529	$86,026	$86,215	$81,503	$94,529
RMBS	65,586	70,647	65,632	58,068	65,586	54,236	48,975	49,314	41,547	54,236

Total	$175,529	$182,797	$172,861	$156,698	$175,529	$148,765	$135,001	$135,529	$123,050	$148,765

Risk in force
Flow	$96,040	$97,858	$92,830	$85,349	$96,040	$81,490	$74,328	$74,956	$70,773	$81,490
RMBS	65,364	70,424	65,405	57,858	65,364	54,051	48,831	49,183	41,426	54,051

Total	$161,404	$168,282	$158,235	$143,207	$161,404	$135,541	$123,159	$124,139	$112,199	$135,541

Average loan size (U.S. $ in thousands)
Flow	$172.3	$170.7	$161.5	$150.7	$172.3	$145.6	$134.8	$128.2	$122.5	$145.6
RMBS	$158.5	$158.4	$149.5	$139.4	$158.5	$133.7	$125.9	$122.6	$115.1	$133.7
Total	$166.9	$165.7	$156.7	$146.3	$166.9	$141.0	$131.5	$126.1	$119.9	$141.0
Loss severity (quarterly)
Flow	21.7%	22.4%	21.4%	22.1%	22.0%	20.5%	21.9%	18.2%	15.8%	20.5%
RMBS	18.9%	20.7%	16.6%	16.6%	19.0%	15.5%	21.7%	1.6%	3.9%	15.5%
Total	21.6%	22.2%	20.8%	21.7%	21.7%	19.9%	21.9%	18.2%	15.3%	19.9%
Primary loans, defaults and default rates
Policies in force - Flow	638,135	656,969	664,099	654,296	638,135	649,261	638,139	672,347	665,336	649,261
Policies in force - RMBS	413,718	445,912	439,106	416,678	413,718	405,796	388,851	402,271	360,924	405,796

Policies in force - Total	1,051,853	1,102,881	1,103,205	1,070,974	1,051,853	1,055,057	1,026,990	1,074,618	1,026,260	1,055,057

Loans in default - Flow	2,139	2,426	2,712	2,642	2,139	2,021	1,826	1,478	1,314	2,021
Loans in default - RMBS	527	493	444	421	527	260	273	253	206	260

Loans in default - Total	2,666	2,919	3,156	3,063	2,666	2,281	2,099	1,731	1,520	2,281

Default rate - Flow	0.34%	0.37%	0.41%	0.40%	0.34%	0.31%	0.29%	0.22%	0.20%	0.31%
Default rate - RMBS	0.13%	0.11%	0.10%	0.10%	0.13%	0.06%	0.07%	0.06%	0.06%	0.06%
Default rate - Total	0.25%	0.26%	0.29%	0.29%	0.25%	0.22%	0.20%	0.16%	0.15%	0.22%
Net claims paid (U.S. $ in thousands)
Net claims paid - Flow	$14,125	$14,629	$6,530	$7,923	$43,207	$5,999	$4,123	$3,179	$1,211	$14,512
Net claims paid - RMBS	777	2,167	787	466	4,197	585	411	2	13	1,011

Net claims paid - Total	$14,902	$16,796	$7,317	$8,389	$47,404	$6,584	$4,534	$3,181	$1,224	$15,523

Number of claims paid - Flow	208	222	117	115	662	107	72	72	30	281
Number of claims paid - RMBS	14	25	13	11	63	11	8	1	1	21

Number of claims paid - Total	222	247	130	126	725	118	80	73	31	302

Average claim size- Flow (U.S. $ in thousands)	$67.9	$65.9	$55.8	$68.9	$65.3	$56.1	$57.3	$44.2	$40.4	$51.6
Average claim size- RMBS	$55.5	$86.7	$60.5	$42.4	$66.6	$53.2	$51.4	$1.5	$13.6	$48.1
Average claim size- Total	$67.1	$68.0	$56.3	$66.6	$65.4	$55.8	$56.7	$43.6	$39.5	$51.4

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2007					2006
Income Statement Components - Quarter Ended	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(U.S. dollars in thousands, unless otherwise noted)
Net premiums written	$2,802	$4,420	$3,497	$3,404	$14,123	$3,213	$2,948	$2,109	$2,754	$11,024

Revenues
Premiums earned	$3,704	$3,644	$3,519	$3,579	$14,446	$4,212	$4,152	$3,906	$3,888	$16,158
(Loss) income from credit default swaps:
Realized gains from credit default swaps	(1,087)	176	1,579	1,828	2,496	2,687	978	2,128	1,638	7,431
Unrealized loss from credit default swaps	(8,396)	(8,547)	—	—	(16,943)	—	—	—	—	—

Net (loss) income from credit default swaps	(9,483)	(8,371)	1,579	1,828	(14,447)	2,687	978	2,128	1,638	7,431
Net investment income	1,919	2,080	2,225	2,408	8,632	2,326	2,410	2,260	2,284	9,280
Net realized investment gains (losses)	6	(267)	(15)	112	(164)	47	650	446	21	1,164
Other loss	—	(8)	(26)	(100)	(134)	—	(2)	(52)	(53)	(107)

Total revenues	(3,854)	(2,922)	7,282	7,827	8,333	9,272	8,188	8,688	7,778	33,926

Losses and expenses
Losses and loss adjustment expenses	22,111	2,719	1,611	364	26,805	903	1,581	205	526	3,215
Amortization of deferred policy acquisition costs	2,617	341	284	227	3,469	274	234	194	153	855
Other underwriting and operating expenses	4,283	3,880	3,108	2,769	14,040	2,701	3,316	2,907	2,562	11,486

Total losses and expenses	29,011	6,940	5,003	3,360	44,314	3,878	5,131	3,306	3,241	15,556

(Loss) income before income taxes	(32,865)	(9,862)	2,279	4,467	(35,981)	5,394	3,057	5,382	4,537	18,370
Income tax (benefit) expense	(3,281)	(1,417)	624	1,488	(2,586)	1,888	1,070	1,884	1,588	6,430

Net (loss) income	$(29,584)	$(8,445)	$1,655	$2,979	$(33,395)	$3,506	$1,987	$3,498	$2,949	$11,940

Net (loss) income (Euros in thousands)	(€21,715)	(€6,144)	€1,227	€2,272	(€24,360)	€2,718	€1,559	€2,780	€2,451	€9,508

Loss Ratio (7)	596.9%	74.6%	45.8%	10.2%	185.6%	21.4%	38.1%	5.2%	13.5%	19.9%
Expense Ratio (7)	246.3%	95.5%	97.0%	88.0%	124.0%	92.6%	120.4%	147.0%	98.6%	111.9%
Combined Ratio	843.2%	170.1%	142.8%	98.2%	309.6%	114.0%	158.5%	152.2%	112.1%	131.8%

Balance Sheet Components - As of Quarter End	12/31/2007	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$200,825	$203,992	$197,165	$198,445		$191,691	$181,996	$186,602	$190,735
Cash and cash equivalents	53,335	47,715	36,316	23,662		23,648	24,410	18,580	30,182
Property, equipment and software, net of accumulated depreciation and amortization	1,323	1,317	1,293	1,344		1,407	1,384	1,220	296
Other assets	16,688	16,405	14,609	19,534		17,078	19,093	14,037	10,215

Total assets	$272,171	$269,429	$249,383	$242,985		$233,824	$226,883	$220,439	$231,428

Liabilities
Reserve for losses and loss adjustment expenses	$41,579	$20,634	$18,083	$17,587		$17,907	$16,907	$16,015	$15,246
Unearned premiums	22,983	23,347	21,390	21,117		21,043	21,169	22,572	23,118
Other liabilities	45,534	36,772	24,154	26,697		20,394	24,460	20,702	41,760

Total liabilities	110,096	80,753	63,627	65,401		59,344	62,536	59,289	80,124
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	107,341	136,926	145,371	135,715		132,736	129,230	127,243	123,745
Accumulated other comprehensive income, net of deferred taxes	54,734	51,750	40,385	41,869		41,744	35,117	33,907	27,559

Total shareholder’s equity	162,075	188,676	185,756	177,584		174,480	164,347	161,150	151,304

Total liabilities and shareholder’s equity	$272,171	$269,429	$249,383	$242,985		$233,824	$226,883	$220,439	$231,428

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI ASIA QUARTERLY FINANCIAL INFORMATION

	2007					2006
Income Statement Components - Quarter Ended	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006 (12)	3/31/2006 (12)	Total
	(U.S. dollars in thousands, unless otherwise noted)
Reinsurance premiums written	$2,499	$2,470	$2,768	$1,743	$9,480	$1,678	$1,522	$2,187	$1,027	$6,414

Revenues
Premiums earned	$2,823	$2,971	$2,760	$2,439	$10,993	$2,840	$2,764	$2,784	$2,532	$10,920
Net investment income and other loss	740	720	606	610	2,676	663	732	197	147	1,739

Total revenues	3,563	3,691	3,366	3,049	13,669	3,503	3,496	2,981	2,679	12,659

Losses and expenses
Losses and loss adjustment expenses (reversals)	(41)	(38)	21	15	(43)	(218)	(200)	752	42	376
Amortization of deferred policy acquisition costs	211	174	192	171	748	158	149	150	140	597
Other underwriting and operating expenses	385	288	335	233	1,241	272	220	58	41	591

Total losses and expenses	555	424	548	419	1,946	212	169	960	223	1,564

Income before income taxes	3,008	3,267	2,818	2,630	11,723	3,291	3,327	2,021	2,456	11,095
Income tax expense	152	355	491	460	1,458	637	604	1,946	850	4,037

Net income	$2,856	$2,912	$2,327	$2,170	$10,265	$2,654	$2,723	$75	$1,606	$7,058

Net income (HK$ in thousands)	$22,210	$22,728	$18,189	$16,938	$80,065	$20,654	$21,178	$582	$12,458	$54,872

Loss Ratio (7)	(1.5)%	(1.3)%	0.8%	0.6%	(0.4)%	(7.7)%	(7.2)%	27.0%	1.7%	3.4%
Expense Ratio (7)	23.8%	18.7%	19.0%	23.2%	21.0%	25.6%	24.2%	9.5%	17.6%	18.5%
Combined Ratio	22.3%	17.4%	19.8%	23.8%	20.6%	17.9%	17.0%	36.5%	19.3%	21.9%

Balance Sheet Components -As of Quarter End	12/31/2007	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$66,366	$64,195	$57,114	$54,255		$54,916	$52,648	$3,937
Short term investments	641	1,413	2,052	3,570		3,952	6,064	8,400

Total investments	$67,007	$65,608	$59,166	$57,825		$58,868	$58,712	$12,337
Cash and cash equivalents	3,580	3,274	9,748	6,209		3,554	1,578	5,429
Property, equipment and software, net of accumulated depreciation and amortization	129	159	167	152		140	—	—
Other assets	4,081	1,772	1,716	3,330		2,372	3,170	130

Total assets	$74,797	$70,813	$70,797	$67,516		$64,934	$63,460	$17,896

Liabilities
Reserve for losses and loss adjustment expenses	$230	$230	$251	$230		$223	$480	$771
Unearned premiums	21,583	21,973	22,353	22,364		23,167	24,291	—
Other liabilities	1,605	1,654	5,155	3,173		1,126	1,163	642

Total liabilities	23,418	23,857	27,759	25,767		24,516	25,934	1,413
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	49,318	46,462	43,549	41,222		39,053	36,349	16,412
Accumulated other comprehensive income (loss), net of deferred taxes	2,061	494	(511)	527		1,365	1,177	71

Total shareholder’s equity	51,379	46,956	43,038	41,749		40,418	37,526	16,483

Total liabilities and shareholder’s equity	$74,797	$70,813	$70,797	$67,516		$64,934	$63,460	$17,896

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2007					2006
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (13)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total (13)
	(U.S. dollars in millions, except claims paid)
New insurance written	$236	$132	$141	$136	$645	$160	$62	$24	$32	$278
New credit default swaps written	$12,067	$1,919	$—	$—	$13,986	$5,994	$7,910	$—	$629	$14,533
New reinsurance written	$617	$1,402	$1,778	$504	$4,301	$1,028	$2,248	$379	$627	$4,282
Insurance in force	$62,929	$51,707	$48,120	$48,121	$62,929	$48,467	$49,976	$39,996	$39,254	$48,467
Risk in force	$9,420	$5,711	$3,813	$3,824	$9,420	$3,850	$4,441	$2,836	$2,760	$3,850
Claims paid including credit default swaps (in thousands)	$2,898	$3,207	$2,577	$1,547	$10,229	$1,095	$1,228	$919	$644	$3,886
PMI ASIA STATISTICAL INFORMATION
	2007					2006
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (13)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total (13)
	(U.S. dollars in millions, except claims paid and average claim size)
New reinsurance written	$256	$220	$212	$167	$855	$156	$234	$105	$105	$600
Insurance in force	$2,724	$2,663	$2,596	$2,526	$2,724	$2,484	$2,450	$2,441	$2,424	$2,484
Risk in force	$310	$314	$309	$306	$310	$306	$308	$313	$314	$306
Policies in force	11,773	11,530	11,437	11,189	11,773	11,039	10,889	10,810	10,759	11,039
Loans in default	14	14	16	16	14	16	16	24	18	16
Default rate	0.12%	0.12%	0.14%	0.14%	0.12%	0.14%	0.15%	0.22%	0.17%	0.14%
Claims paid (in thousands)	$24	$—	$—	$9	$33	$39	$89	$27	$25	$180
Number of claims paid	1	—	—	1	2	2	4	1	1	8
Average claim size (in thousands)	$24	$—	$—	$9	$17	$20	$22	$27	$25	$23

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL GUARANTY SEGMENT (3) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2007					2006
Income Statement Components - Quarter Ended	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(Dollars in thousands)					(Dollars in thousands)
Net premiums written	$396	$202	$1,414	$4,741	$6,753	$1,590	$—	$—	$—	$1,590

Revenues
Premiums earned	$436	$438	$552	$207	$1,633	$1	$—	$—	$—	$1
Net investment income	2,250	2,321	2,314	2,321	9,206	2,036	(1)	2	—	2,037
Net realized investment losses	3	(354)	—	—	(351)	—	—	—	—	—
Impairment of unconsolidated subsidiary (15)	(38,499)	—	—	—	(38,499)

Total revenues (including equity in losses)	(35,810)	2,405	2,866	2,528	(28,011)	2,037	(1)	2	—	2,038

Losses and expenses
Losses and loss adjustment expenses	2,649	—	—	—	2,649	—	—	—	—	—
Amortization of deferred policy acquisition costs	313	274	269	102	958	1	—	—	—	1
Other underwriting and operating expenses	1,112	507	432	454	2,505	716	—	—	—	716
Interest expense (11)	731	731	732	731	2,925	569	—	—	—	569

Total losses and expenses	4,805	1,512	1,433	1,287	9,037	1,286	—	—	—	1,286

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(40,615)	893	1,433	1,241	(37,048)	751	(1)	2	—	752
Equity in (losses) earnings from unconsolidated subsidiaries:
Equity in (losses) earnings excluding gains and losses on credit derivative contracts	(320,082)	29,542	35,302	31,577	(223,661)	30,910	26,247	26,625	23,301	107,083
Net realized and unrealized (losses) gains on credit derivative contracts	(474,555)	(56,283)	(4,460)	126	(535,172)	43	302	(149)	(66)	130

Equity in (losses) earnings from unconsolidated subsidiaries	(794,637)	(26,741)	30,842	31,703	(758,833)	30,953	26,549	26,476	23,235	107,213

(Loss) income before income taxes	(835,252)	(25,848)	32,275	32,944	(795,881)	31,704	26,548	26,478	23,235	107,965
Income tax (benefit) expense	(69,096)	(1,456)	3,261	3,080	(64,211)	3,281	2,820	2,469	2,136	10,706

Net (loss) income	$(766,156)	$(24,392)	$29,014	$29,864	$(731,670)	$28,423	$23,728	$24,009	$21,099	$97,259

Balance Sheet Components - As of Quarter End	12/31/2007	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006	3/31/2006
		(Dollars in thousands)					(Dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$167,915	$167,276	$165,422	$133,461		$77,803	$113	$108	$—
Equity securities: preferred	22,465	26,880	25,131	24,459		16,025	—	—	—

Total investments	$190,380	$194,156	$190,553	$157,920		$93,828	$113	$108	$—
Cash and cash equivalents	11,252	11,610	15,414	56,260		116,449	1,890	1,887	—
Investments in unconsolidated subsidiaries	163,661	984,417	996,431	977,523		950,249	916,659	867,923	850,686
Property, equipment and software, net of accumulated depreciation and amortization	187	131	132	133		—	—	—	—
Other assets	56,828	7,740	7,594	7,464		4,292	1	3	—

Total assets	$422,308	$1,198,054	$1,210,124	$1,199,300		$1,164,818	$918,663	$869,921	$850,686

Liabilities
Reserve for losses and loss adjustment expenses	$2,650	$—	$—	$—		$—	$—	$—	$—
Unearned premiums	6,709	6,748	6,984	6,123		1,589	—	—	—
Long-term debt	50,000	50,000	50,000	50,000		50,000	—	—	—
Other liabilities	2,892	37,766	40,817	45,745		41,440	26,051	23,421	21,148

Total liabilities	62,251	94,514	97,801	101,868		93,029	26,051	23,421	21,148
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	348,388	1,105,295	1,114,767	1,097,493		1,071,865	892,610	846,502	829,538
Accumulated other comprehensive (loss) income, net of deferred taxes	11,669	(1,755)	(2,444)	(61)		(76)	2	(2)	—

Total shareholder’s equity	360,057	1,103,540	1,112,323	1,097,432		1,071,789	892,612	846,500	829,538

Total liabilities and shareholder’s equity	$422,308	$1,198,054	$1,210,124	$1,199,300		$1,164,818	$918,663	$869,921	$850,686

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (4) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2007					2006
Income Statement Components - Quarter Ended	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(Dollars in thousands)					(Dollars in thousands)
Net premiums written	$19	$14	$7	$12	$52	$19	$16	$11	$10	$56

Revenues
Premiums earned	$10	$18	$16	$13	$57	$12	$19	$16	$18	$65
Net investment income	1,400	1,935	2,258	2,832	8,425	3,643	5,157	6,324	6,405	21,529
Net realized investment losses	(1)	(1,886)	(620)	(726)	(3,233)	(248)	(4,346)	(1)	(40)	(4,635)
Settlement gain on sale of unconsolidated subsidiary (16)	12,670	—	—	—	12,670	—	—	—	—	—
Other income	3,270	4,563	4,769	1,706	14,308	2,829	3,204	3,714	3,779	13,526

Total revenues	17,349	4,630	6,423	3,825	32,227	6,236	4,034	10,053	10,162	30,485

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	1	(3)	—	—	(2)
Other underwriting and operating expenses (6)	18,400	16,918	19,925	24,013	79,256	29,085	22,359	19,443	22,866	93,753
Interest expense	7,619	7,591	7,627	7,522	30,359	11,753	9,361	8,066	8,179	37,359

Total losses and expenses	26,019	24,509	27,552	31,535	109,615	40,839	31,717	27,509	31,045	131,110

Loss before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(8,670)	(19,879)	(21,129)	(27,710)	(77,388)	(34,603)	(27,683)	(17,456)	(20,883)	(100,625)
Equity in earnings (losses) from unconsolidated subsidiaries	8	(28)	289	(55)	214	(124)	(68)	82	(102)	(212)

Loss before income taxes	(8,662)	(19,907)	(20,840)	(27,765)	(77,174)	(34,727)	(27,751)	(17,374)	(20,985)	(100,837)
Income tax benefit	(6,528)	(8,869)	(6,015)	(7,932)	(29,344)	(9,581)	(7,978)	(5,319)	(6,521)	(29,399)

Net loss	$(2,134)	$(11,038)	$(14,825)	$(19,833)	$(47,830)	$(25,146)	$(19,773)	$(12,055)	$(14,464)	$(71,438)

Balance Sheet Components - As of Quarter End	12/31/2007	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(Dollars in thousands)					(Dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$52,974	$53,088	$53,120	$53,849		$56,135	$129,727	$153,702	$167,432
Equity securities: common	1,242	1,275	3,477	4,250		—	—	—	—
Short term investments	1,300	1,301	1,300	1,300		1,300	98,491	117,295	116,362

Total investments	$55,516	$55,664	$57,897	$59,399		$57,435	$228,218	$270,997	$283,794
Cash and cash equivalents	51,512	45,335	163,700	100,574		143,033	507,569	155,572	295,408
Investments in unconsolidated subsidiaries	14,914	15,158	15,224	15,200		17,735	18,814	19,283	18,803
Property, equipment and software, net of accumulated depreciation and amortization	79,142	79,594	80,807	81,867		82,987	83,822	85,212	86,131
Other assets	49,657	39,901	42,165	14,222		23,861	24,851	32,271	38,143

Total assets	$250,741	$235,652	$359,793	$271,262		$325,051	$863,274	$563,335	$722,279

Liabilities
Unearned premiums	$29	$21	$25	$33		$34	$27	$31	$36
Debt	446,593	446,593	446,593	446,593		446,593	1,264,435	819,529	819,529
Other (assets)	(515)	(16,256)	(2,423)	(76,061)		(65,622)	(26,187)	(43,410)	(32,873)

Total liabilities	446,107	430,358	444,195	370,565		381,005	1,238,275	776,150	786,692
Shareholder’s equity
Common stock, additional paid-in capital, treasury stock and retained earnings	(190,290)	(191,753)	(65,912)	(92,503)		(52,925)	(368,806)	(190,462)	(46,502)
Accumulated other comprehensive loss, net of deferred taxes	(5,076)	(2,953)	(18,490)	(6,800)		(3,029)	(6,195)	(22,353)	(17,911)

Total shareholder’s deficit	(195,366)	(194,706)	(84,402)	(99,303)		(55,954)	(375,001)	(212,815)	(64,413)

Total liabilities and shareholder’s equity (deficit)	$250,741	$235,652	$359,793	$271,262		$325,051	$863,274	$563,335	$722,279